International Developed Markets Select Equity ETF Portfolio Summary | July 20, 2026 | LOEV

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.hardingloevneretfs.com. You can also get this information at no cost by calling (888) 744-1377 or by sending an e-mail request to hardingloevneretfs@ntrs.com. If you purchase shares of the Portfolio through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated June 12, 2026, and as each may be supplemented thereafter, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

International Developed Markets Select Equity ETF (the “Portfolio”) seeks long-term capital appreciation through investments in equity securities of companies based in developed markets outside the United States.

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Portfolio Operating Expenses
(Expenses that You Pay Each Year as a Percentage of the Value of Your Investment)
Management Fees	0.70%
Other Expenses1 2	0.00%
Total Annual Portfolio Operating Expenses	0.70%

1 “Other Expenses” are based on estimated amounts for the first fiscal year.

2 Harding Loevner LP (“Harding Loevner”) will pay all expenses of the Portfolio, except for the fee payment under the investment management agreement, interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, consultant fees, litigation and indemnification and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate, which was the portfolio turnover rate of the Portfolio’s predecessor portfolio, Harding Loevner International Developed Markets Equity Portfolio (the “Predecessor Portfolio”) was 28% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in companies based in developed markets outside the United States. Harding Loevner, the Portfolio’s investment adviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing, and strongly competitive, and whose shares are reasonably priced relative to estimates of their value. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry, currency, and market capitalization. The Portfolio normally holds investments across at least 10 countries.

Factors bearing on whether a company is considered to be “based” in a developed market outside the United States may include: (1) it is legally domiciled in a developed market outside the United States; (2) it conducts at least 50% of its business, as measured by the location of its sales, earnings, assets, or production, in a developed market outside the United States; or (3) it has the principal exchange listing for its securities in a developed market outside the United States.

The Portfolio will normally invest broadly in equity securities of companies domiciled in countries included in the MSCI World ex US Index. The MSCI World ex US Index includes stocks from 22 developed markets in Canada, Europe, Australasia, and the Far East. At least 65% of the Portfolio’s total assets will be denominated in at least three currencies other than the U.S. dollar. For purposes of compliance with this restriction, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) will be considered to be denominated in the currency of the country where the securities underlying the depositary receipts are principally traded.

The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, preferred stocks, rights, and warrants issued by companies that are based in developed markets outside the United States, securities convertible into such securities (including depositary receipts), and investment companies that invest in the types of securities in which the Portfolio would normally invest.

The Portfolio also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Portfolio’s total assets will be invested in securities of U.S. companies.

Principal Risks

The Portfolio is subject to numerous risks, any of which could cause an investor to lose money. The principal risks of the Portfolio are as follows:

Market Risk. The value of investments in the Portfolio may fluctuate suddenly and unexpectedly as a result of various market and economic factors, including those affecting individual companies, issuers or particular industries.

Currency Risk. Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments. Because the Portfolio’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Portfolio’s holdings rise.

Foreign Investment Risk. Securities issued by foreign entities involve risks not associated with U.S. investments. These risks include additional taxation, political, economic, social, geopolitical or diplomatic instability, and the above-mentioned possibility of changes in foreign currency exchange rates. There may also be less publicly-available information about a foreign issuer. Such risks may be magnified with respect to securities of issuers in frontier emerging markets.

Authorized Participant Concentration Risk. The Portfolio may have a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Portfolio and no other authorized participant creates or redeems, Shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the Portfolio’s shares. In addition, a third party investor, an Authorized Participant (as defined in the “Creations and Redemptions” section below), a market maker, or another entity may invest in the Portfolio and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem or sell its investment. To the extent effected in cash, redemptions of a large number of Portfolio shares could require the Portfolio to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Portfolio to make taxable distributions to its shareholders earlier than the Portfolio otherwise would have. In some circumstances, the Portfolio may hold a relatively large proportion of its assets in cash in anticipation of large redemptions (to the extent redemptions are effected in cash), diluting its investment returns. These large redemptions may also force the Portfolio to sell portfolio securities when it might not otherwise do so, which may negatively impact the Portfolio’s performance.

Market Trading Risk. The net asset value (“NAV”) of the Portfolio and the value of your investment may fluctuate. Market prices of shares may fluctuate, in some cases significantly, in response to the Portfolio’s NAV, the intraday value of the Portfolio’s holdings and supply and demand for shares. The Portfolio faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares. Any of these factors, among others, may result in shares trading at a significant premium or discount to net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. In addition, because liquidity in certain underlying securities may fluctuate, shares may trade at a larger premium or discount to net asset value than shares of other kinds of ETFs. Additionally, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying holdings.

Where all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market in which the Portfolio’s shares are listed and trading is open, the market price of the Portfolio’s shares and the underlying value of those shares may differ and widen bid-ask spreads or settlement times.

No Guarantee of Active Trading Market Risk. There can be no assurance that an active trading market for Portfolio shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in stressed market conditions because market makers and authorized participants may step away from making a market in the shares and in executing creation and redemption orders, which could cause a material deviation in the Portfolio’s market price and its underlying net asset value.

Trading Issues Risk. Trading in Portfolio shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in shares on the listing exchange inadvisable. In addition, trading in shares on the listing exchange is subject to trading halts caused by extraordinary market volatility pursuant to the listing exchange “circuit breaker” rules. In the event of a trading halt or unanticipated early closing of the listing exchange, a shareholder may be unable to purchase or sell shares of the Portfolio. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Portfolio will continue to be met or will remain unchanged.

Portfolio Performance

It is currently contemplated that before the Portfolio commences operations, the Predecessor Portfolio, another series of The Harding, Loevner Funds, Inc., will transfer its assets and liabilities to the Portfolio in a tax-free reorganization (the “Reorganization”). The Portfolio and the Predecessor Portfolio have the identical investment objective, fundamental investment policies and investment strategy. However, ETFs, such as the Portfolio, are structurally different from mutual funds, such as the Predecessor Portfolio, in several important aspects, including the ability for ETF shareholders to trade shares intraday on an exchange at market prices, the full daily transparency of the ETF’s portfolio holdings and the potential for increased tax efficiency.

The performance of the Predecessor Portfolio has not been restated to reflect the annual operating expenses of the Portfolio, which are lower than those of the Predecessor Portfolio. Because the Portfolio has different fees and expenses than the Predecessor Portfolio, the Portfolio would also have had different performance results. Additionally, if the Predecessor Portfolio had operated as an ETF, its performance may have differed.

The following bar chart shows how the investment results of the Predecessor Portfolio’s Institutional Class shares have varied from year to year. The table that follows shows how the average annual total returns of the Predecessor Portfolio’s Institutional Class shares compare with a broad measure of market performance. Together, these provide an indication of the risks of investing in the Portfolio. How the Institutional Class shares of the Predecessor Portfolio have performed in the past (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Updated Predecessor Portfolio performance information is available at www.hardingloevneretfs.com or by calling (888) 744-1377.

International Developed Markets Equity Portfolio – Institutional Class

The best calendar quarter return during the period shown above was 12.80% in the fourth quarter of 2023; the worst was -8.69% in the fourth quarter of 2024.

Year-to-date returns as of March 31, 2026: 2.63%

Average Annual Total Returns
(for the Periods Ended December 31, 2025)
	1-Year	Since Inception 9/28/2022
International Developed Markets Equity Portfolio
Return Before Taxes	22.72%	16.48%
Return After Taxes on Distributions[1]	21.12%	15.82%
Return After Taxes on Distributions and Sale of Portfolio Shares[1]	14.96%	13.18%
MSCI World ex US Net (USD) (Reflects No Deduction for Fees, Expenses, or U.S. Taxes)	31.85%	21.77%

1After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Management

Investment Adviser

Harding Loevner serves as investment adviser to the Portfolio.

Portfolio Managers

The portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Portfolio. Ferrill Roll, David Glickman, Andrew West and Uday Cheruvu serve as the portfolio managers of the Portfolio. Messrs. Roll, Glickman, West and Cheruvu have each held their position since the Portfolio’s inception.

Purchase and Sale of Portfolio Shares

Individual shares of the Portfolio may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Portfolio are listed for trading on an exchange, and because shares trade at market prices rather than NAV, shares of the Portfolio may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Portfolio (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the bid-ask spread). Recent information, including information about the Portfolio’s NAV, market price, premiums and discounts, and bid-ask spreads, will be included on the Portfolio’s website at www.hardingloevneretfs.com.

Tax Considerations

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Upon withdrawal, your investment through a tax-deferred arrangement may become taxable.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Harding, Loevner Funds, Inc. c/o Northern Trust, Attn: Funds Center, Floor 38, 333 South Wabash Avenue Chicago, IL 60604 (888) 744-1377 www.hardingloevneretfs.com